Exhibit 10.17
AMENDMENT NO. 1 TO THE SHAREHOLDERS’ AGREEMENT
THIS AMENDMENT NO. 1 (the Amendment) TO THE ROWAN SHAREHOLDERS’ AGREEMENT is made on 18 December 2017
BETWEEN
(1)    SAUDI ARAMCO DEVELOPMENT COMPANY, a limited liability company incorporated and registered in the Kingdom with commercial registration number 2052002216, having a registered share capital of SAR 500,000 and with its registered office at P.O. Box 500, Dhahran, 3131, the Kingdom (Saudi Aramco);
(2)    ROWAN REX LIMITED, a limited company duly organised and existing under the laws of the British Overseas Territory of the Cayman Islands (Rowan, and together with Saudi Aramco, the Shareholders); and
(3)    SAUDI ARAMCO ROWAN OFFSHORE DRILLING COMPANY, a limited company incorporated and registered in the Kingdom with commercial registration number 2051064243, having a registered share capital of SAR 187,500,000 and with its registered office at P.O. Box 3039, Al-Khobar, 34218, the Kingdom of Saudi Arabia (the Company).
WHEREAS
(A)    The Shareholders are parties to that certain Shareholders’ Agreement, dated November 21, 2016 (the Agreement), as acceded to on 25 May 2017 by and related to the Company.
(B)    The Company is a 50/50 joint venture formed by the Shareholders to own, operate and manage offshore drilling rigs in the Kingdom and provide services as a contracting company in accordance with the rules and requirements of the Saudi Arabian foreign investment regulations.
(C)    The Shareholders wish to amend the Agreement with respect to Saudi Aramco’s rights to transfer its Shareholder Instruments and its interests in the Transaction Agreements to a newly incorporated Saudi Aramco Qualifying Affiliate in certain circumstances.
IT IS AGREED THAT
1.DEFINITIONS AND INTERPRETATION
1.1    In this Amendment, unless the context otherwise requires, defined terms shall have the meanings ascribed thereto in the Agreement.

1.2    The interpretive provisions of Clause 1.2 of the Agreement shall apply to this                                                                            Amendment, mutatis mutandis, as if fully set forth herein,

2. AMENDMENT TO THE AGREEMENT

2.1    The Parties acknowledge that, in the period between the Effective Date and the Project Operations Date, Saudi Aramco had the benefit of certain rights in relation to a transfer of its Shareholder Instruments and its entire interest in each Transaction Agreement to which Saudi Aramco is a party to a newly incorporated Saudi Aramco Qualifying Affiliate, such rights as set out in paragraph 8 of Schedule 2 of the Agreement.

2.2     The Parties acknowledge that the Project Operations Date for the purposes of the Agreement occurred on 17 October 2017 (the Actual Project Operations Date).

2.3     The Parties hereby acknowledge and agree that Saudi Aramco’s rights and obligations under paragraph 8 of Schedule 2 of the Agreement shall continue to apply from the Actual Project Operations Date up to and including 30 June 2018 (the Extension Date) and that, subject to the rights and obligations set out in paragraph 8 of Schedule 2 of the Agreement, Saudi Aramco shall be entitled to transfer its Shareholder Instruments, and its entire interest in each Transaction Agreement to which Saudi Aramco is a party to, to a Saudi Aramco Qualifying Affiliate at any time on or before the Extension Date.
3.    GENERAL PROVISIONS
3.1    The provisions of Clauses 18 and 25 of the Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

3.2    Save as amended pursuant to this Amendment, the provisions of the Agreement shall continue in full force and effect.
3.3     If there is any conflict between the terms of this Amendment and the Agreement, this Amendment shall prevail.
3.4    This Agreement and any non-contractual rights or obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of The Kingdom.
[Signature page follows]

This Amendment has been entered into on the date stated at the beginning of it.
SAUDI ARAMCO DEVELOPMENT COMPANY
By:    /s/ Ziad T. Al-Murshed
Name:    Ziad T. Al-Murshed
Title:    Executive Director
In the presence of:
Signature of witness    /s/ Abdulrahman Matsun /s/ Mohammad A. Qandi
Name of witness     Abdulrahman Matsun     Mohammad A. Qandi
Address of witness     Dhahran, KSA     Dhahran, KSA
Occupation of witness    Lawyer         Attorney
ROWAN REX LIMITED
By:    /s/ Mark F. Mai
Name:    Mark F. Mai
Title:    Vice President and Secretary
In the presence of:
Signature of witness    /s/ Momen Wishahy     /s/ Ebhrahim Hal
Name of witness     Momen Wishahy    Ebhrahim Hal
Address of witness     Houston, TX        Houston, TX
Occupation of witness    Engineer        Engineer